West Hills Core Fund

LEBOX

(a series of the Frank Funds)

Supplement dated December 3, 2024 to the Prospectus,

Statement of Additional Information ("SAI") and Summary Prospectus dated November 1, 2024.

On November 26, 2024 the Board of Trustees (the "Board") of Frank Funds (the "Trust") determined that it is in the best interests of shareholders to liquidate the West Hills Core Fund (the "Fund"), a series of the Trust, following a recommendation by the Fund's investment adviser, Frank Capital Partners, LLC. The Board has determined to liquidate the Fund with the liquidation payment to shareholders expected to take place on or about January 3, 2025 (the "Liquidation Date").

Effective at the close of business on December 30, 2024, the Fund will not accept any purchases and will no longer pursue its stated investment objective. The Fund may begin liquidating its portfolio and may invest in cash equivalents, such as money market funds, until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders. Shares of the Fund are otherwise not available for purchase.

Prior to the Liquidation Date, you may redeem your shares, including reinvested distributions, in accordance with the “Redeeming Fund Shares” section in the Prospectus. Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Dividends, Distributions and Taxes” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

Any shareholders who have not redeemed their shares of the Fund prior to the Liquidation Date will have their shares automatically redeemed as of that date, and proceeds will be sent to the address of record. If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1-866-706-9790.

This Supplement and the Prospectus, SAI and Summary Prospectus dated November 1, 2024 provide relevant information for all shareholders and should be retained for future reference. The Prospectus, SAI and Summary Prospectus have been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of each can be obtained without charge by calling the Fund at 1-866-706-9790.